May 2, 2023 First Quarter 2023 Supplemental Information Exhibit 99.2

Supplemental Presentation| 1Q 2023 2TPG RE Finance Trust, Inc.| NYSE: TRTX Forward-Looking Statements and Other Disclosures This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which reflect our current views with respect to, among other things, our operations and financial performance. You can identify these forward-looking statements by the use of words such as “outlook,” “believe,” “expect,” “potential,” “continue,” “may,” “should,” “seek,” “approximately,” “predict,” “intend,” “will,” “plan,” “estimate,” “anticipate,” the negative version of these words, other comparable words or other statements that do not relate strictly to historical or factual matters. By their nature, forward-looking statements speak only as of the date they are made, are not statements of historical fact or guarantees of future performance and are subject to risks, uncertainties, assumptions or changes in circumstances that are difficult to predict or quantify. Our expectations, beliefs and projections are expressed in good faith, and we believe there is a reasonable basis for them. However, there can be no assurance that management’s expectations, beliefs and projections will occur or be achieved, and actual results may vary materially from what is expressed in or indicated by the forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause our actual results to differ materially from the forward-looking statements contained in this presentation. Such risks, uncertainties and other important factors include, among others, the risks, uncertainties and factors set forth under the heading “Risk Factors” in our Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on February 21, 2023, as such risk factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Such risks, uncertainties and other factors include, but are not limited to, the following: ▪ the general political, economic, regulatory, competitive and other conditions in the markets in which we invest; ▪ the level and volatility of prevailing interest rates and credit spreads, including as a result of the planned discontinuance of LIBOR and the transition to alternative reference rates such as term or compounded Secured Overnight Financing Rate ("SOFR"); ▪ adverse changes in the real estate and real estate capital markets; ▪ general volatility of the securities markets in which we participate; ▪ changes in our business, investment strategies or target assets; ▪ difficulty in obtaining financing or raising capital; ▪ an inability to borrow incremental amounts or an obligation to repay amounts under our financing arrangements; ▪ reductions in the yield on our investments and increases in the cost of our financing; ▪ events giving rise to increases in our current expected credit loss reserve; ▪ adverse legislative or regulatory developments, including with respect to tax laws, securities laws and the laws governing financing and lending institutions; ▪ acts of God such as hurricanes, floods, earthquakes, wildfires, mudslides, volcanic eruptions, and other natural disasters, acts of war and/or terrorism and other events that may cause unanticipated and uninsured performance declines and/or losses to us or the owners and operators of the real estate securing our investments; ▪ global economic trends and economic conditions, including heightened inflation, slower growth or recession, changes to fiscal and monetary policy, higher interest rates, stress to the commercial banking systems of the U.S. and Western Europe, labor shortages, currency fluctuations and challenges in global supply chains; ▪ the failure of any banks with which we and/or our borrowers have a commercial relationship could adversely affect, among other things, our borrower's ability to access deposits or obtaining financing on favorable terms or at all; ▪ higher interest rates imposed by the Federal Reserve may lead to a decrease in prepayment speeds an and increase in the number of borrowers who exercise extension options, which could extend beyond the term of certain secured financing arrangements we use to finance our loan investments; ▪ the ongoing impact of the COVID-19 pandemic on our business, U.S. and global economies, the real estate industry and our borrowers, and the performance of the properties securing our loans; ▪ reduced demand for office space, including as a result of the COVID-19 pandemic and/or hybrid work schedules which allow work from remote locations other than the employer's office premises; ▪ changes in the availability of attractive loan and other investment opportunities, whether they are due to competition, regulation or otherwise; ▪ deterioration in the performance of properties securing our investments that may cause deterioration in the performance of our investments, adversely impact certain of our financing arrangements and our liquidity, and potentially expose us to principal losses on our investments; ▪ defaults by borrowers in paying debt service or principal on outstanding indebtedness; ▪ the adequacy of collateral securing our investments and declines in the fair value of our investments; ▪ adverse developments in the availability of desirable investment opportunities, whether due to competition regulation or otherwise; ▪ difficulty or delays in redeploying the proceeds from repayments of our existing investments; ▪ increased competition from entities engaged in mortgage lending and/or investing in our target assets; ▪ difficulty in successfully managing our growth, including integrating new assets into our existing systems; ▪ the cost of operating our platform, including, but not limited to, the cost of operating a real estate investment platform and the cost of operating as a publicly traded company; ▪ the availability of qualified personnel and our relationship with our Manager; ▪ the potential unavailability of the London Interbank Offered Rate (“LIBOR”) after June 30, 2023; ▪ conflicts with TPG and its affiliates, including our Manager, the personnel of TPG providing services to us, including our officers, and certain funds managed by TPG; ▪ our qualification as a real estate investment trust (“REIT”) for U.S. federal income tax purposes and our ability to maintain our exemption or exclusion from registration under the Investment Company Act of 1940, as amended (the “Investment Company Act”); and ▪ authoritative U.S. generally accepted accounting principles (or “GAAP”) or policy changes from standard-setting bodies such as the Financial Accounting Standards Board (“FASB”), the SEC, the Internal Revenue Service (“IRS”), the New York Stock Exchange (“NYSE”) and other authorities that we are subject to, as well as their counterparts in any foreign jurisdictions where we might do business. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements. We caution you that the risks, uncertainties and other factors referenced above may not contain all of the risks, uncertainties and other factors that are important to you. In addition, we cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation and in other filings we make with the SEC. We undertake no obligation to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Supplemental Presentation| 1Q 2023 3TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX By the Numbers 1. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees. All-in yield for the total portfolio assumes the applicable floating benchmark interest rate as of March 31, 2023 for weighted average calculations. 2. See Appendix for definitions, including LTV and Debt-to-Equity ratio 3. Weighted average cost of funds excludes current index rate or index rate floor, as applicable 4. See page 6 for additional detail 5. Calculated on Net Income (Loss) Attributable to Common Stockholders; refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 6. Refer to Appendix for reconciliation from GAAP Net Income to Distributable Earnings 7. Represents an annualized dividend yield based on the March 31, 2023 closing share price of $7.26 8. Represents ratio of Distributable Earnings per basic share to dividends declared per common share for the three months ended March 31, 2023 Note: Data as of March 31, 2023 $0.24 1Q23 Common Stock Dividend Declared $0.05 1Q23 Income per Diluted Share5 $0.17 1Q23 Distributable Earnings per Diluted Share6 13.2% Annualized Dividend Yield7 0.71x Common Dividend Coverage Ratio8 $14.31 Book Value per Share at March 31, 2023 $5.3 billion Investment Portfolio $76.7 million Average Loan Size 8.49% Weighted Average All-in Yield1 100% Floating Rate Portfolio 67.1% Weighted Average LTV2 3.2 Risk ratings unchanged QoQ $6.1 billion Financing Capacity 74.1% Non-Mark-to-Market Financing 3.0x Debt-to-Equity Ratio2 2.05% Weighted Average Cost of Funds3 78.6% Weighted Average Approved Advance Rate $662.6 million of Liquidity4 Loan Portfolio Liquidity & Capitalization Dividend & Earnings

Supplemental Presentation| 1Q 2023 4TPG RE Finance Trust, Inc.| NYSE: TRTX $14.48 $0.20 ($0.24) ($0.04) $0.02 ($0.11) $14.31 Book Value 12/31/22 Net Income, Excluding Credit Loss Expense Dividends on Common Shares Dividends on Preferred Shares Equity Compensation Increase to CECL Reserve Book Value 3/31/23 1Q23 Operating Results ($ in millions) Net Income (Loss) Attributable to Common Stockholders1 Adjustments Distributable Earnings2 Interest Income $91.7 $— $91.7 Interest Expense (70.0) — (70.0) Management and Incentive Fees (6.0) — (6.0) Stock Compensation Expense (1.8) 1.8 — Other Income & Expenses3 1.2 — 1.2 Credit Loss Expense (7.8) 7.8 — Preferred Stock Dividends & Participating Securities’ Share in Earnings (3.6) — (3.6) Total $3.8 $9.6 $13.4 Per Common Share, Diluted $0.05 $0.12 $0.17 $0.05 Income per Diluted Share1 $0.17 Distributable Earnings per Diluted Share2 QoQ Change in Book Value 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Includes the following income statement line items: Other Income, Professional Fees, General and Administrative, Servicing and Asset Management Fees, Income Tax Expense CECL Reserve per Share $2.78 CECL Reserve per Share $2.89

Supplemental Presentation| 1Q 2023 5TPG RE Finance Trust, Inc.| NYSE: TRTX $0.17 $0.30 $0.20 $0.28 $0.34 $0.17 $0.30 $0.19 $0.27 $0.33 $0.24 $0.24 $0.24 $0.24 $0.24 Distributable Earnings per Basic Share Distributable Earnings per Diluted Share Common Dividend per Share 1Q23 4Q22 3Q22 2Q22 1Q22 Common Dividend Coverage 1. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Net Income (Loss) Attributable to Common Stockholders 2. Refer to Appendix for reconciliation from GAAP Net Income (Loss) to Distributable Earnings 3. Represents ratio of Distributable Earnings per basic share to dividends declared per common share for the three months ended March 31, 2023 Operating Performance ($ in millions) 1Q23 4Q22 3Q22 2Q22 1Q22 GAAP Net Income (Loss) $7.4 $36.2 ($114.6) $(5.4) $23.8 Net Income (Loss) Attributable to Common Stockholders1 $3.8 $32.6 ($117.9) $(8.8) $20.4 Distributable Earnings2 $13.4 $23.3 $15.3 $21.5 $26.6 Total Cash Dividends Declared on Common Shares $19.0 $19.0 $18.7 $18.7 $18.7 Distributable Earnings & Common Dividend Coverage 1Q23 Common Dividend Coverage Ratio of 0.71x3

Supplemental Presentation| 1Q 2023 6TPG RE Finance Trust, Inc.| NYSE: TRTX Liquidity and Leverage Available Liquidity ($ in millions) Leverage Ratios4,5 1. Cash held to satisfy liquidity covenants under secured credit agreements 2. Available for Eligible Collateral, as defined in relevant CLO indentures 3. Includes collateralized loan obligation proceeds held at trustee and as of June 30, 2022 and March 31, 2023 includes $234.1 million and $89.5 million, respectively, held at the trustee and included within accounts receivable from servicer/trustee for future reinvestment 4. See Appendix for definitions of Debt-to-Equity Ratio and Total Leverage Ratio 5. See Appendix for detailed covenant requirements Note: Totals may not sum due to rounding 2.47x 3.13x 2.97x 2.95x 2.56x 3.13x 2.97x 2.95x Debt-to-Equity Ratio Total Leverage Ratio 6/30/2022 9/30/2022 12/31/2022 3/31/2023 $771.7 $571.3 $590.9 $662.6 $17.3 $25.4 $22.4 $29.0 $338.7 $210.7 $231.7 $132.5 $50.7 $48.6 $39.7 $43.8 $365.0 $286.6 $297.2 $457.2 Covenant Cash Cash Undrawn Capacity CLO Reinvestment Cash 6/30/2022 9/30/2022 12/31/2022 3/31/2023 1 2 3

Supplemental Presentation| 1Q 2023 7TPG RE Finance Trust, Inc.| NYSE: TRTX 39.6% 28.5% 26.5% 30.7% 46.0% 45.4% 11.8% 8.9% 10.8% 8.8% 7.5% 7.6% 6.2% 5.2% 5.4% 2.0% 1.7% 2.0% 0.9% 0.9% 1.0% 67.2% 67.2% 67.1% Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other Mar 31, 2022 Dec 31, 2022 Mar 31, 2023 Full Repayments Investments1 70.1%29.9% Portfolio Composition ▪ Theme-driven investment approach targeting multifamily and industrial properties in high-growth regions ▪ 1Q23 total loan repayments of $227.8 million, including full repayments of $144.4 million and partial repayments of $83.5 million ($82.9 million of the partial loan repayments related to outstanding office loans) 1Q23 Portfolio Activity $123.8M $144.4M Portfolio Migration1 1. By total loan commitment 2. Portfolio Migration includes Retail and Condominium within Other as of March 31, 2022. As of December 31, 2022 and March 31, 2023, Other includes Land Note: Data as of March 31, 2023 59.2% Weighted Average LTV1 68.5% Weighted Average LTV1 48% Increase in Multifamily Exposure 33% Decrease in Office Exposure Weighted Average As-is LTV 1.3% 2 21.1% 62.9% 16.0% 1.3%

Supplemental Presentation| 1Q 2023 8TPG RE Finance Trust, Inc.| NYSE: TRTX Diversified Loan Portfolio 28% 18% 15% 7% Geography4,5 Portfolio Metrics Total Loan Commitments $5.3B Outstanding Principal Balance $4.9B MSA Concentrations (Top 25 / Top 10)1 69.3% / 46.1% Weighted Average All-in Yield2 8.49% Weighted Average Credit Spread 3.51% Weighted Average Interest Rate Floor 0.94% Weighted Average Borrower Interest Rate Cap3 2.94% % Floating Rate Loans 100% Loan Category4,5 < 5% of total commitments 1. Top 25 markets determined by US Census. Portfolio loans with collateral properties that are located in different MSAs are classified in the market designation with over 50% of underlying loan collateral by unpaid principal balance 2. In addition to credit spread, all-in yield includes the amortization of deferred origination fees, purchase price discount, and accrual of both extension and exit fees; All-in yield for the total portfolio assumes the applicable floating benchmark interest rate as of March 31, 2023 for weighted average calculations 3. Weighted Average Borrower Interest Rate Cap Strike Rate required by substantially all in-place loan agreements as of March 31, 2023, based on outstanding principal balances 4. By total loan commitment at March 31, 2023, based on classification at closing 5. See Appendix for definitions Note: Data as of March 31, 2023 Moderate Transitional 28.7% Bridge 43.7% Light Transitional 26.6% Construction 1.0% East 35.1% West 31.2% Southeast 10.0% Southwest 17.8% Midwest 6.0%

Supplemental Presentation| 1Q 2023 9TPG RE Finance Trust, Inc.| NYSE: TRTX $5,792.7 $5,429.1 $5,593.3 $5,186.5 $5,294.2$463.0 $470.9 $462.9 $426.1 $353.9 $5,125.2 $29.3 $312.7 ($757.0) $4,710.2 $47.3 $950.1 ($375.5) $5,332.2 $39.3 $59.0 ($425.7) $5,004.8 $51.5 $111.2 ($227.8) $4,939.7 3/31/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 6/30/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 9/30/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 12/31/2022 Deferred Fundings Originations & Acquisitions Repayments & Sales 3/31/2023 Loan Portfolio Walk 1. Loan commitments exclude (1) PIK interest resulting from previously modified loans of $1.2 million as of March 31, 2023, $1.7 million as of December 31, 2022, $2.4 million as of September 30, 2022, $2.4 million as of June 30, 2022, and $2.7 million as of March 31, 2022, and includes (2) $7.8 million commitment related to a non-performing retail loan held for investment for periods prior to September 30, 2022. The commitment cannot be drawn by the borrower. The loan was repaid in July 2022. 2. New loan investments include initial funding amount funded on the closing date; all subsequent loan fundings are included in deferred fundings 3. Includes a $4.4 million write-off associated with the discounted repayment in-full of a non-performing retail loan 4. Includes $89.2 million related to an office property REO conversion and resolution during the three months ended December 31, 2022 5. Includes $1.8 million of interest collections applied to reduce principal on non-accrual cost-recovery loans during the three months ended March 31, 2023 Loan Funding Activity Repayments/Sales Unfunded Loan CommitmentsDeferred Fundings and New Loan Originations2UPBTotal Loan Commitments1 3 4 4 5 5

Supplemental Presentation| 1Q 2023 10TPG RE Finance Trust, Inc.| NYSE: TRTX $0.0 $498.8 $3,270.3 $904.1 $243.3 — 7 48 10 1 2 3 4 5 3.17 3.17 3.19 3.18 6/30/2022 09/30/2022 12/31/2022 3/31/2023 Risk Ratings Dispersion of Risk Ratings1 Stable Risk Ratings1 By Amortized Cost Trailing 4 Quarter Average: 3.18 3.7 3.0 2.6 3.0 3.7 3.0 3.0 3.0 3.6 3.0 2.7 3.0 3.7 2.7 3.0 3.0 March 31, 2023 December 31, 2022 Office Multifamily Hotel Life Science Mixed-Use Industrial Self Storage Other March 31, 2023 By Amortized Cost Start of Period 3.1 3.2 3.2 3.2 Repayments / Sales 2.8 2.6 3.1 3.1 Originations 3.0 3.0 3.0 3.0 End of Period 3.2 3.2 3.2 3.2 Weighted Average Risk Rating of 3.2 Loan Count: 69 Migration of Weighted Average Risk Ratings, by Property Type1 by Amortized Cost 1. See Appendix for definitions, including Risk Ratings. As of March 31, 2023 and December 31, 2022, Other includes Land 1Q 2023 Weighted Average Risk Rating: 3.2 4Q 2022 Weighted Average Risk Rating: 3.2 4

Supplemental Presentation| 1Q 2023 11TPG RE Finance Trust, Inc.| NYSE: TRTX 180 390 395 420 159 265 240 299 21 125 156 121 General Reserve Specifically Identified Loans 6/30/2022 9/30/2022 12/31/2022 3/31/2023 CECL Reserve QoQ CECL Reserve Reserve as bps of Total Loan Commitments1 Reserve as $M $93.4 $225.6 $214.6 $222.4 $82.3 $153.4 $130.1 $158.4 $11.1 $72.3 $84.5 $63.9 General Reserve Specifically Identified Loans 6/30/2022 9/30/2022 12/31/2022 3/31/2023 1. Represents the total CECL reserve expressed in basis points for the Company’s $5.3 billion loan portfolio measured by commitments. The CECL reserve for specifically-identified loans at March 31, 2023 is 2,394 bps, and for non-specifically identified loans is 315 bps, both measured by the related CECL reserve (in dollars) divided the related commitment (in dollars). ▪ Carried at quarter-end an allowance for credit losses of $222.4 million, an increase of $7.8 million from $214.6 million as of December 31, 2022, due primarily to an increase in the general reserve related to further deterioration in the office sector ▪ The Company's specific reserve related to four loans (unchanged QoQ) declined $20.6 million, or 24.3%, compared to December 31, 2022

Supplemental Presentation| 1Q 2023 12TPG RE Finance Trust, Inc.| NYSE: TRTX Non-MTM 74.1% 25.9% 13.5% 4.9% 55.6% Secured Credit Agreements (MTM) Asset-Specific Financing Secured Revolving Credit Facility Collateralized Loan Obligations Non-MTM Financing Loan Financing Ample, Diverse Financing Sources Total Financing Capacity $6.1B Outstanding Principal Balance $4.0B Sources of Financing 15 Non-Mark-to-Market 74.1% Weighted Average Credit Spread 2.05% Weighted Average Approved Advance Rate 78.6% High Share of Non-MTM Financing1 Expected Debt Maturities3,4 1. Calculated on outstanding balance as of March 31, 2023 2. Non-MTM financing of eligible loans for up to 180 days at an initial advance rate of 75.0%, which declines to 65.0%, 45.0%, and 0.0% after 90, 135, and 180 days from initial borrowing 3. Based on extended maturity dates where ability to extend is at Company’s option 4. Collateralized loan obligation liabilities are based on the fully extended maturity of underlying mortgage loan collateral, considering the reinvestment window of each collateralized loan obligation Note: Data as of March 31, 2023 MTM Financing Non-MTM Financing < 1 Year 1 - 3 Years 3 - 5 Years $0 $200 $400 $600 $800 $1,000 $1,200 2

TPG RE Finance Trust, Inc.| 4Q 2022 Appendix

Supplemental Presentation| 1Q 2023 14TPG RE Finance Trust, Inc.| NYSE: TRTX TRTX Loan Portfolio 1. Represents TRTX’s potential maximum loan commitment/balance 2. Represents TRTX’s current loan balance and excludes third party pari passu and junior positions in the same capital structure, if any 3. “BR” refers to underlying benchmark interest rate, either Term SOFR or 1-month LIBOR 4. See Appendix for a description of the Company’s Loan Risk Rating scale and definitions, including definition of LTV 5. Calculated as the ratio of unpaid principal balance as of March 31, 2023 to the as-is appraised value at origination, to reflect the sale by us in August 2020 of the contiguous mezzanine loan with an unpaid principal balance of $46.4 million and a commitment amount of $50.0 million 6. Comprised of a first mortgage loan of $93.0 million and a contiguous mezzanine loan of $82.0 million, of which we own both; each loan carries the same interest rate 7. Comprised of a first mortgage loan of $129.4 million and a contiguous mezzanine loan of $48.2 million, of which we own both; each loan carries the same interest rate Note: As of March 31, 2023; Not all TRTX investments have or will have similar experiences or results, and there can be no assurance that the investments listed above will continue to perform $ Millions Loan Name TRTX Loan Commitment1 TRTX Loan Balance2 Interest Rate3 Extended Maturity Location Property Type Commitment Per Sq. ft. / Unit LTV4 Risk Rating4 Loan 1 $245.0 $245.0 S + 3.4% 4.4 years San Jose, CA Multifamily $444,646 / Unit 75.9% 3 Loan 2 $228.8 $226.9 L + 1.5% 1.4 years New York, NY Office $452 Sq. ft. 65.2% 3 Loan 3 $215.0 $187.8 L + 3.9% 3.1 years Daly City, CA Life Science $545 Sq. ft. 63.1% 3 Loan 4 $188.0 $187.0 L + 3.4% 3.4 years Various, NJ Multifamily $151,369 / Unit 71.3% 3 Loan 56 $177.6 $164.6 L + 4.7% 0.9 years Philadelphia, PA Office $166 Sq. ft. 73.6% 4 Loan 67 $175.0 $175.0 L + 4.0% 0.7 years New York, NY Office $791 Sq. ft. 65.2% 3 Loan 7 $148.5 $148.5 L + 3.5% 3.2 years Dallas, TX Hotel $445,946 / Unit 54.2% 2 Loan 8 $141.0 $132.5 L + 3.6% 0.4 years New York, NY Mixed-Use $1,717 Sq. ft. 61.0% 4 Loan 9 $128.0 $128.0 L + 3.5% 0.6 years San Francisco, CA Multifamily $388,528 / Unit 67.1% 4 Loan 10 $122.5 $120.2 L + 2.9% 3.1 years Towson, MD Multifamily $147,947 / Unit 70.2% 3 Loans 11 - 69 $3,524.8 $3,224.1 BR + 3.6% 2.8 years 67.1% 3.2 Total Loans $5,294.2 $4,939.6 BR +3.5% 2.7 years 67.1% 3.2 5

Supplemental Presentation| 1Q 2023 15TPG RE Finance Trust, Inc.| NYSE: TRTX Per Share Calculations Reconciliation of Net Income Attributable to Common Stockholders and Distributable Earnings 1. Includes preferred stock dividends declared and paid for Series A preferred stock and Series C Preferred Stock 2. For the three months ended June 30, 2022, capital loss carryforwards were utilized to offset a $13.3 million taxable gain realized from the partial sale of an REO Property 3. Credit Loss (Benefit) Expense for the three months ended September 30, 2022, excludes a $4.4 million write-off associated with the discounted repayment in-full of a non-performing retail loan ▪ The following tables provide a reconciliation of GAAP net income to GAAP Net Income Attributable to Common Stockholders and Distributable Earnings (in thousands, except share and per share data): Book Value Per Common Share For the Period Ended Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Total Stockholders' Equity $1,309,057 $1,321,996 $1,306,394 $1,441,928 Series C Preferred Stock ($201,250 aggregate liquidation preference) (201,250) (201,250) (201,250) (201,250) Series A Preferred Stock ($125 aggregate liquidation preference) (125) (125) (125) (125) Stockholders' Equity, Net of Preferred Stock $1,107,682 $1,120,621 $1,105,019 $1,240,553 Number of Common Shares Outstanding at Period End 77,414,006 77,410,282 77,406,620 77,403,381 Book Value per Common Share $14.31 $14.48 $14.28 $16.03 Three Months Ended (unaudited) Mar 31, 2023 Dec 31, 2022 Sep 30, 2022 Jun 30, 2022 Mar 31, 2022 Net Income (Loss) $7,375 $36,194 ($114,607) ($5,434) $23,781 Preferred Stock Dividends1 (3,148) (3,148) (3,148) (3,148) (3,148) Participating Securities' Share in Earnings (Loss) (404) (404) (159) (226) (197) Net (Loss) Income Attributable to Common Stockholders $3,823 $32,642 ($117,914) ($8,808) $20,436 Weighted-Average Common Shares Outstanding, Basic 77,410,406 77,406,739 77,403,487 77,188,291 77,183,957 Weighted-Average Common Shares Outstanding, Diluted 78,089,651 77,406,739 77,403,487 77,188,291 81,788,723 (Loss) Earnings Per Common Share, Basic $0.05 $0.42 ($1.52) ($0.11) $0.26 (Loss) Earnings Per Common Share, Diluted $0.05 $0.42 ($1.52) ($0.11) $0.25 Utilization of Taxable Income Capital Loss Carryforwards2 — — — (13,291) — Non-Cash Stock Compensation Expense 1,804 1,526 932 1,328 1,266 Credit Loss (Benefit) Expense3 7,784 (10,858) 132,266 42,290 4,884 Distributable Earnings $13,411 $23,310 $15,284 $21,519 $26,586 Weighted-Average Common Shares Outstanding, Basic 77,410,406 77,406,739 77,403,487 77,188,291 77,183,957 Weighted-Average Common Shares Outstanding, Diluted 78,089,651 77,406,739 79,939,764 80,592,302 81,788,723 Distributable Earnings per Common Share, Basic $0.17 $0.30 $0.20 $0.28 $0.34 Distributable Earnings per Common Share, Diluted $0.17 $0.30 $0.19 $0.27 $0.33

Supplemental Presentation| 1Q 2023 16TPG RE Finance Trust, Inc.| NYSE: TRTX All amounts in thousands except share and per share amounts Consolidated Balance Sheets ASSETS March 31, 2023 December 31, 2022 Cash and cash equivalents $161,524 $254,050 Restricted cash 642 265 Accounts receivable 12 666 Collateralized loan obligation proceeds held at trustee 367,715 297,168 Accounts receivable from servicer/trustee 96,245 163,648 Accrued interest and fees receivable 36,582 41,742 Loans held for investment 4,916,444 4,978,674 Allowance for credit losses (201,508) (197,272) Loans held for investment, net (includes $1,731,500 and $1,538,859, respectively, pledged as collateral under secured financing agreements) 4,714,936 4,781,402 Real estate owned — — Other assets 6,116 6,197 Total Assets $5,383,772 $5,545,138 LIABILITIES AND EQUITY Liabilities Accrued interest payable $10,556 $11,080 Accrued expenses and other liabilities 26,948 25,132 Collateralized loan obligations, net 2,230,426 2,452,212 Secured financing agreements, net 1,238,234 1,147,288 Asset-specific financings, net 540,822 561,017 Payable to affiliates 6,019 5,984 Deferred revenue 2,736 1,459 Dividends payable 18,974 18,970 Total Liabilities $4,074,715 $4,223,142 Commitments and Contingencies Permanent Equity: Series A Preferred Stock ($0.001 par value per share; 100,000,000 and 100,000,000 shares authorized; 125 and 125 shares issued and outstanding, respectively) ($125 aggregate liquidation preference) — — Series C Preferred Stock ($0.001 par value per share; 8,050,000 shares authorized; 8,050,000 and 8,050,000 shares issued and outstanding, respectively) ($201,250 aggregate liquidation preference) 8 8 Common stock ($0.001 par value per share; 302,500,000 and 302,500,000 shares authorized, respectively; 77,414,006 and 77,410,282 shares issued and outstanding, respectively) 77 77 Additional paid-in-capital 1,718,742 1,716,938 Accumulated deficit (409,770) (395,027) Total Stockholders' Equity 1,309,057 1,321,996 Total Permanent Equity 1,309,057 1,321,996 Total Liabilities and Stockholders' Equity $5,383,772 $5,545,138

Supplemental Presentation| 1Q 2023 17TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Income (Loss) and Comprehensive Income (Loss) All amounts in thousands except share and per share amounts Three Months Ended March 31, 2023 2022 Interest income and interest expense Interest income $91,726 $61,017 Interest expense (69,990) (22,501) Net interest income 21,736 38,516 Other revenue Other income, net 3,519 18 Total other revenue 3,519 18 Other expenses Professional fees 1,330 1,146 General and administrative 896 1,169 Stock compensation expense 1,804 1,266 Servicing and asset management fees (137) 494 Management fee 6,019 5,709 Total other expenses 9,912 9,784 Credit loss expense, net (7,784) (4,884) Income before income taxes 7,559 23,866 Income tax expense, net (184) (85) Net income $7,375 $23,781 Preferred stock dividends and participating securities' share in earnings (3,552) (3,345) Net Income Attributable to Common Stockholders $3,823 $20,436 Earnings per Common Share, Basic $0.05 $0.26 Earnings per Common Share, Diluted $0.05 $0.25 Weighted Average Number of Common Shares Outstanding Basic: 77,410,406 77,183,957 Diluted: 78,089,651 81,788,723 Dividends declared per common share $0.24 $0.24 Other comprehensive income Net income $7,375 $23,781 Comprehensive net income $7,375 $23,781

Supplemental Presentation| 1Q 2023 18TPG RE Finance Trust, Inc.| NYSE: TRTX Consolidated Statements of Cash Flows All amounts in thousands Three Months Ended Cash flows from operating activities: March 31, 2023 March 31, 2022 Net income $7,375 $23,781 Adjustment to reconcile net income to net cash flows from operating activities: Amortization and accretion of premiums, discounts and loan origination fees, net (4,156) (1,491) Amortization of deferred financing costs 3,650 4,521 Decrease of accrued capitalized interest 542 313 Stock compensation expense 1,804 1,266 Increase (decrease) of allowance for credit losses, net 7,784 4,884 Cash flows due to changes in operating assets and liabilities: Accounts receivable 954 35 Accrued interest and fees receivable 5,963 (3,310) Accrued expenses and other liabilities (1,312) 809 Accrued interest payable (524) 546 Payable to affiliates 35 544 Deferred revenue 1,277 418 Other assets 81 301 Net cash provided by operating activities 23,473 32,617 Cash flows from investing activities: Origination and acquisition of loans held for investment (109,922) (223,871) Advances on loans held for investment (51,524) (29,235) Principal repayments of loans held for investment 223,042 47,294 Net cash provided by (used in) investing activities 61,596 (205,812) Cash flows from financing activities: Payments on collateralized loan obligations (223,042) (637,906) Proceeds from collateralized loan obligations — 907,031 Payments on secured financing agreements (190,604) (567,993) Proceeds from secured financing agreements 280,218 599,835 Payments on asset-specific financing arrangements (28,218) — Proceeds from asset-specific financing arrangements 6,628 — Payment of deferred financing costs (86) (9,092) Dividends paid on common stock (18,970) (24,156) Dividends paid on preferred stock (3,144) (3,144) Net cash (used in) provided by financing activities (177,218) 264,575 Net change in cash, cash equivalents, and restricted cash (92,149) 91,380 Cash, cash equivalents and restricted cash at beginning of period 254,315 261,039 Cash, cash equivalents and restricted cash at end of period $162,166 $352,419 Supplemental disclosure of cash flow information: Interest paid 66,856 17,490 Taxes paid 784 20 Supplemental disclosure of non-cash investing and financing activities: Collateralized loan obligation proceeds held at trustee 70,547 56 Dividends declared, not paid 18,974 18,701 Principal repayments of loans held for investment held by servicer/trustee, net 66,285 348 Accrued deferred financing costs 286 711

Supplemental Presentation| 1Q 2023 19TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions ▪ Distributable Earnings is a non-GAAP measure, which we define as GAAP net income (loss) attributable to our common stockholders, including realized gains and losses, regardless of whether such items are included in other comprehensive income or loss, or in GAAP net income (loss), and excluding (i) non-cash stock compensation expense, (ii) depreciation and amortization expense, (iii) unrealized gains (losses) (including credit loss expense (benefit), net), and (iv) certain non-cash or income and expense items. The exclusion of depreciation and amortization expense from the calculation of Distributable Earnings only applies to debt investments related to real estate to the extent we foreclose upon the property or properties underlying such debt investments. ▪ We believe that Distributable Earnings provides meaningful information to consider in addition to our net income (loss) and cash flow from operating activities determined in accordance with GAAP. We generally must distribute at least 90% of our net taxable income annually, subject to certain adjustments and excluding any net capital gains, for us to continue to qualify as a REIT for U.S. federal income tax purposes. We believe that one of the primary reasons investors purchase our common stock is to receive our dividends. Because of our investors’ continued focus on our ability to pay dividends, Distributable Earnings is an important measure for us to consider when determining our distribution policy and dividends per common share. Further, Distributable Earnings helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current loan investment and operating activities. ▪ Distributable Earnings excludes the impact of our credit loss provision or reversals of our credit loss provision, but only to the extent that our credit loss provision exceeds any realized credit losses during the applicable reporting period. ▪ A loan will be written off as a realized loss when it is deemed non-recoverable or upon a realization event. Such a realized loss would generally be recognized at the time the loan receivable is settled, transferred or exchanged, or in the case of foreclosure, when the underlying property is foreclosed upon or sold. Non-recoverability may also be concluded by us if, in our determination, it is nearly certain that all amounts due will not be collected. A realized loss may equal the difference between the cash or consideration received or expected to be received, and the net book value of the loan, reflecting our economics as it relates to the ultimate realization of the asset. ▪ Distributable Earnings does not represent net income (loss) or cash generated from operating activities and should not be considered as an alternative to GAAP net income (loss), an indication of our GAAP cash flows from operations, a measure of our liquidity, or an indication of funds available for our cash needs. In addition, our methodology for calculating Distributable Earnings may differ from the methodologies employed by other companies to calculate the same or similar supplemental performance measures, and accordingly, our reported Distributable Earnings may not be comparable to the Distributable Earnings reported by other companies. Distributable Earnings

Supplemental Presentation| 1Q 2023 20TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Fundings to borrowers that are made under existing loan commitments after a loan closing dateDeferred Fundings Geographic Diversity ▪ TRTX divides the South region into separate Southeast and Southwest regions using definitions established by The National Council of Real Estate Investment Fiduciaries (NCREIF). A reconciliation to TRTX’s Form 10-Q at March 31, 2023 follows (dollars in millions): Note: Totals may not sum due to rounding Region Form 10-Q Reclassification Supplemental % Total Commitment East $1,821.0 $34.8 $1,855.8 35.1 % South 1,419.9 (1,419.9) — — West 1,594.3 56.8 1,651.1 31.2 % Midwest 320.0 — 320.0 6.0 % Southeast — 527.5 527.5 10.0 % Southwest — 939.8 939.8 17.8 % Various 139.0 (139.0) — — Total $5,294.2 $— $5,294.2 100.0% ▪ Our financial covenants and guarantees for outstanding borrowings related to our secured financing agreements require TPG RE Finance Trust Holdco, LLC, a Delaware limited liability company that is wholly owned by TRTX, to maintain compliance with the following financial covenants (among others): – Cash Liquidity: Minimum cash liquidity of no less than the greater of: $15.0 million; and 5.0% of Holdco’s recourse indebtedness – Tangible Net Worth: $1.0 billion, plus 75% of all subsequent equity issuances (net of discounts, commissions, expense), minus 75% of the redeemed or repurchased preferred or redeemable equity or stock – Debt-to-Equity: Debt-to-Equity ratio not to exceed 4.25 to 1.0 with equity, as defined – Interest Coverage: Minimum interest coverage ratio of 1.5 to 1.0 Financial Covenants

Supplemental Presentation| 1Q 2023 21TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) ▪ Except for construction loans, LTV is calculated for loan originations and existing loans as the total outstanding principal balance of the loan or participation interest in a loan (plus any financing that is pari passu with or senior to such loan or participation interest), divided by the as-is appraised value of our collateral at the time of origination or acquisition of such loan or participation interest. For construction loans only, LTV is calculated as the total commitment amount of the loan divided by the as-stabilized value of the real estate securing the loan. The as-is or as-stabilized (as applicable) value reflects our Manager’s estimates, at the time of origination or acquisition of the loan or participation interest in a loan, of the real estate value underlying such loan or participation interest determined in accordance with our Manager’s underwriting standards and consistent with third-party appraisals obtained by our Manager Loan-to-Value (LTV) ▪ Debt-to-Equity Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable (if any), less cash, to (ii) total stockholders’ equity, at period end ▪ Total Leverage Ratio - Represents (i) total outstanding borrowings under secured financing arrangements, including collateralized loan obligations, secured credit agreements, asset-specific financing arrangements, a secured revolving credit facility, and mortgage loans payable (if any), plus nonconsolidated senior interests sold or co-originated (if any), less cash, to (ii) total stockholders’ equity, at period end Leverage ▪ Bridge Loan - A loan with limited deferred fundings, generally less than 10% of the total loan commitment, which fundings are commonly conditioned on the borrower’s satisfaction of certain collateral performance tests. The related business plan generally involves little or no capital expenditure related to base building work (e.g., building mechanical systems, lobbies, elevators, common areas, or other amenities), with most deferred fundings related to leasing activity. The primary focus is on maintaining or improving current operating cash flow, or addressing minimal lease expirations or existing tenant vacancies ▪ Light Transitional Loan - A transitional loan with deferred fundings ranging from 10% to 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan is to lease existing or forecasted tenant vacancy to achieve stabilized occupancy and cash flow. Capital expenditure is primarily to fund leasing commissions and tenant improvements for new tenant leases, and capital expenditure allocated to base building work generally does not exceed 20%. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Moderate Transitional Loan - A transitional loan with deferred fundings greater than 20% of the total loan commitment, which fundings are commonly conditioned on the borrower’s completion of specified improvements to the property or satisfaction of certain collateral performance tests. The related business plan generally involves capital expenditure for base building work needed before substantial leasing activity can be achieved, followed by capital expenditure for tenant improvements and leasing commissions to achieve stabilized occupancy and cash flow. Deferred fundings may also be budgeted to fund operating deficits, or interest expense, during the period prior to stabilized occupancy ▪ Construction Loan - A loan made to a borrower to fund the ground-up construction of a commercial real estate property, or the horizontal development of commercial land Loan Category

Supplemental Presentation| 1Q 2023 22TPG RE Finance Trust, Inc.| NYSE: TRTX Definitions (cont.) Property Types ▪ Mixed-Use: TRTX classifies a loan as mixed-use if the property securing TRTX’s loan (a) involves more than one use; and (b) no single use represents more than 60% of the collateral property’s total value. In certain instances, TRTX’s classification may be determined by its assessment of which use is the principal driver of the property’s aggregate net operating income ▪ Life Science: TRTX classifies a loan as life science if more than 60% of the gross leasable area is leased to, or will be converted to, life science-related space. Life science-related space includes laboratory space, office space, or allied light manufacturing space used in support of biotechnology, pharmaceuticals, biomedical technologies, life systems technologies, and the design and manufacture of biomedical technology. Loan Risk Ratings ▪ Based on a 5-point scale, the Company’s loans are rated “1” through “5,” from least risk to greatest risk, respectively: – 1 - Very Low Risk – 2 - Low Risk – 3 - Medium Risk – 4 - High Risk/Potential for Loss—A loan that has a high risk of realizing a principal loss; and – 5 - Default/Loss Likely—A loan that has a very high risk of realizing a principal loss or has otherwise incurred a principal loss. ▪ During the three months ended March 31, 2023, the Company simplified its risk rating definitions. The Company re- evaluated its risk ratings based on the simplified definitions and concluded that there was no impact to prior period risk ratings.

Supplemental Presentation| 1Q 2023 23TPG RE Finance Trust, Inc.| NYSE: TRTX Company Information Contact Information Headquarters: 888 Seventh Avenue 35th Floor New York, NY 10106 New York Stock Exchange: Symbol: TRTX TPG RE Finance Trust, Inc. Bob Foley Chief Financial Officer +1 (212) 430-4111 bfoley@tpg.com Brandon Fox Chief Accounting Officer +1 (415) 706-2751 bfox@tpg.com Investor Relations: +1 (212) 405-8500 IR@tpgrefinance.com External Affairs Contact: TPG RE Finance Trust, Inc. Courtney Power +1 (415) 743-1550 media@tpg.com Analyst Coverage BofA Securities Derek Hewett +1 (646) 855-2087 BTIG Sarah Barcomb +1 (212) 882-2336 Citigroup Securities Arren Cyganovich +1 (212) 816-3733 JMP Securities Steven DeLaney +1 (212) 906-3517 JP Morgan Richard Shane +1 (415) 315-6701 Raymond James Stephen Laws +1 (901) 579-4868 Wells Fargo Donald Fandetti +1 (212) 214-8069 Transfer Agent American Stock Transfer & Trust Company, LLC +1 (800) 937-5449 help@astfinancial.com TPG RE Finance Trust, Inc. is a commercial real estate finance company that originates, acquires, and manages primarily first mortgage loans secured by institutional properties located in primary and select secondary markets in the United States. The Company is externally managed by TPG RE Finance Trust Management, L.P., a part of TPG Real Estate, which is the real estate investment platform of global alternative asset management firm TPG Inc. (NASDAQ: TPG). For more information regarding TRTX, visit www.tpgrefinance.com.